SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549



                               FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                 Date of Report:  November 21, 2000


                    NS GROUP, INC.
       (Exact name of registrant as specified in its charter)



Kentucky                  1-9838               61-0985936
(State or other      (Commission file        (I.R.S. Employer
 jurisdiction of          number)             identification
 incorporation)                                  number)




           530 West Ninth Street, Newport, Kentucky 41071
             (Address of principal executive offices)


       Registrant's telephone number, including area code:
                          (859) 292-6809




Item 8.        CHANGE IN FISCAL YEAR

On November 21, 2000, the Company's board of directors approved a change in the Company's fiscal year end from the last Saturday in September to December 31. The report on Form 10-Q covering the three months ended December 31, 2000 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NS GROUP, INC.


Date: December 1, 2000         By: /s/ Thomas J. Depenbrock
                               Thomas J. Depenbrock
                               Vice President, Treasurer
                               and Chief Financial Officer